Exhibit 10.6

AMENDMENT NO 3

TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment Number 3 (the “Amendment”), effective as of October 11, 2022 (the “Amendment No 3 Effective Date”) amends that certain Collaboration and License Agreement entered into as of May 23, 2014 by and between CYTOMX THERAPEUTICS, INC., a corporation organized under the laws of the State of Delaware, having its principal place of business at 151 Oyster Point Blvd., Suite 400, South San Francisco, CA, 94080 (“CytomX”), and BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation headquartered at 345 Park Avenue, New York, New York, USA 10154 (“BMS”), as amended by Amendment Number 1 to Extend Collaboration and License Agreement, dated as of March 17, 2017 and Amendment Number 2, dated as of February 21, 2021 (collectively, the “Agreement”).

RECITALS

Whereas, CytomX and BMS desire to amend certain provisions of the Agreement.

Now Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Amendment No 3, the Parties agree to amend the Collaboration Agreement as follows.

1.
Definitions. The following two additional definitions are added to the Agreement:

1.136. “[***]” means [***].

1.137. “[***]” means [***].

1.138. “Inventions” means “Sole Inventions” and “Joint Inventions.”

2.
Preclinical Plan. Section 3.3(a) is hereby deleted in its entirety and replaced with the following:

(a) Preclinical Plan.

(i) The Preclinical Development Program will be carried out in accordance with a written research plan (the “Preclinical Plan”). The initial Preclinical Plan that has been agreed to by the Parties as of the Execution Date is attached as Exhibit E. The purpose of the Preclinical Plan is to detail the responsibilities and activities of CytomX and BMS with respect to carrying out the Preclinical Development Program. The Preclinical Plan will include a description of the specific activities to be performed by CytomX in support of the Preclinical Development Program, the number of qualified CytomX FTEs to perform the activities in support of the Preclinical Development Program, projected timelines for completion of such activities and, as applicable, provisions for the supply of Compound by CytomX to BMS. The Preclinical Plan will also include a budget for the BMS-funded CytomX FTEs (based on the number of BMS-funded CytomX FTEs and the FTE Rate) and any projected Third Party Costs, with such budget to be update periodically by the JRC (the “Budget”), with such Budget to be updated in advance for each calendar quarter by the JRC, subject to this Section 3.3 and Section 3.4. As part of this calendar quarter update to the Budget, the JRC shall specify in writing for the coming calendar quarter period the number of CytomX FTEs assigned to the Preclinical Development Program

(in accordance with Section 3.4), a summary of their activities, a listing of the CytomX scientists comprising such FTEs and their percentage of time devoted to working on the Preclinical Development Program. If BMS has concerns regarding any specific scientist assigned to the Preclinical Development Program, such concerns shall be communicated to the JRC for its consideration.

(ii) In accordance with the Preclinical Plan, CytomX will develop and optimize Masks, Substrates and Compounds, and will deliver such Masks, Substrates and Compounds to BMS. Such Masks, Substrates and Compounds may be further modified by BMS, provided no substantive changes shall be made to the Mask or Substrate of such Compound. Examples of permitted modifications to Mask or Substrate include modifications in the course of optimizing a Compound or a Product, provided that BMS may make any changes to the Antibody portion of the Compound or Product.

(iii) Notwithstanding the foregoing, unless agreed upon in writing by the Parties (x) BMS shall not make any changes to or generate any variants of [***], (y) CytomX shall not make any changes to or generate any variants of [***] and (z) BMS shall not use [***] and CytomX shall not use [***], respectively, outside the scope of each Party’s rights and obligations under the Agreement.

3.
Materials Transfer. Section 3.9(a) is hereby deleted in its entirety and replaced with the following:

3.9 Materials Transfer.

(a) In order to facilitate the Preclinical Development Program, either Party may provide to the other Party certain materials (other than samples of Compounds, and starting materials, intermediates and reagents for the synthesis of Compounds, provided by CytomX to BMS under this Agreement) for use by the other Party in furtherance of the Preclinical Development Program and the Development and Commercialization of Compounds and Products. All such materials (including, as applicable, any progeny, expression products, mutants, replicates, derivatives and modifications thereof that are made by the receiving Party and that include the materials of the supplying Party), to the extent such material is not generally available from a Third Party (any such materials provided by BMS, the “BMS Materials”), shall be used by the receiving Party in accordance with the terms and conditions of this Agreement solely for purposes of performing its rights and obligations under this Agreement, and the receiving Party shall not transfer such materials (including, as applicable, any progeny, expression products, mutants, replicates, derivatives and modifications thereof) to any Third Party unless expressly contemplated by this Agreement (including the Preclinical Plan) or upon the written consent of the supplying Party. For clarity, this Section 3.9(a) shall not restrict either Party from using materials that are publicly available from a Third Party. As set forth in the Preclinical Plan, CytomX shall provide BMS with samples of CytomX Materials and BMS shall provide CytomX with samples of BMS Materials, for use by the other Party in accordance with the terms and conditions of this Agreement (including the Preclinical Plan). For clarity, CytomX shall supply sufficient quantities of Compounds for both Parties to perform their responsibilities through the completion of Section 9a of the initial Preclinical Plan set forth on Exhibit E for each Product, and thereafter as mutually agreed by the Parties.

Any BMS Materials provided by BMS to CytomX (including, as applicable [***] any progeny, expression products, mutants, replicates, derivatives and modifications thereof) shall be used by CytomX solely for purposes of conducting the Preclinical Development Program and will be returned to BMS (or destroyed as may be requested by BMS in writing) promptly following the end of the Research Term or earlier upon request by BMS. All Information to the extent directed to such BMS Materials shall be BMS Confidential Information. CytomX agrees to use all such BMS Materials with prudence and appropriate caution in any experimental work, since all of their characteristics may not be known. Conversely, any [***] (including, as applicable, any progeny, expression products, mutants, replicates, derivatives and modifications thereof) provided by CytomX to BMS shall be used by BMS solely for purposes of performing activities hereunder in support of the Preclinical Development Program, or for the Development, manufacturing and Commercialization of Compounds and Products. All Information that pertains solely to [***] shall be deemed CytomX Confidential Information. BMS agrees to use all such CytomX Materials with prudence and appropriate caution in any experimental work, since all of their characteristics may not be known.

If CytomX develops any assays, that are not Tools, used in the Preclinical Development Program, upon request by BMS, CytomX shall transfer to BMS the CytomX Materials and Information to enable BMS to use such assays in support of BMS’ research and development activities under this Agreement. Upon request by BMS, CytomX shall deliver to BMS (at BMS’ expense) or dispose of any animals in CytomX’s possession following completion of the Research Term or earlier termination of this Agreement by BMS pursuant to Section 13.3(a) or Section 13.5.

4.
License to BMS. Section 7.1 is hereby deleted in its entirety and replaced with the following:

(a) Subject to the terms and conditions of this Agreement, CytomX hereby grants to BMS an exclusive (even as to CytomX) license, with the right to grant sublicenses as provided in Section 7.2, under the Product Specific Patents to research, develop, make, have made, use, sell, offer for sale, export and import (including the exclusive right to Develop, have Developed, Commercialize and have Commercialized) Compounds, alone or as incorporated in Products in the Territory (including, for clarity, the Masks and Antibodies set forth on Schedule 1.30, or any Compounds comprising such materials, but excluding Masks to [***] that are not incorporated in Compounds); provided that BMS covenants to CytomX that BMS, and its Affiliates and Sublicensees, shall only practice under such exclusive license in the Field in the Territory; and further provided, [***]. For clarity, in the event BMS has contributed to the Preclinical Development Program [***], CytomX shall have no right to such [***] other than to perform its obligations under this Agreement.

(b) Subject to the terms and conditions of this Agreement, CytomX hereby grants to BMS an exclusive (even as to CytomX) license, with the right to grant sublicenses as provided in Section 7.2, under the CytomX Technology, to research, develop, make, have made, use, sell, offer for sale, export and import (including the exclusive right to Develop, have Developed, Commercialize and have Commercialized) Compounds, alone or as incorporated in Products, in the Field in the Territory. Notwithstanding the foregoing, in the case of a Compound that meets the criteria of Section 1.30 (iv), the license grant in this Section 7.1(b) shall (x) be limited to a [***] in which [***]; (y) be [***] with respect to [***]; and (z) exclude the right to use Masks to [***] other than in the performance of BMS’ obligations under the Agreement.

(c) BMS (working alone or in collaboration with Third Parties) shall have the right to use the Compounds and CytomX Information related to such Compounds and the Collaboration Targets for research purposes in support of BMS’ research programs on the Collaboration Targets, provided that any such Third Party shall be bound by obligations with respect to the use and disclosure of CytomX

Confidential Information in accordance with Article 12. Notwithstanding the foregoing, the rights granted to BMS in this Section 7.1(c) exclude the right to use [***], any CytomX Know-How pertaining to Masks to [***], and Information pertaining thereto other than in the performance of BMS’ obligations under the Agreement.

(d) BMS’s rights under this Section 7.1 include the right to modify Compounds, provided no substantive changes shall be made to Mask or Substrate of such Compound other than modifications to Mask or Substrate made in the course of optimizing a Compound or a Product, and provided that BMS may make any changes to the Antibody portion of the Compound. Notwithstanding the foregoing, unless agreed upon in writing by CytomX, BMS (i) shall not make any changes or generate any variants to [***] or (ii) use [***] outside the scope of BMS’ rights and obligations under the Agreement.

5.
Ownership of Information and Inventions. Section 9.1 is hereby deleted in its entirety and replaced with the following:

9.1 Ownership of Information and Inventions. Except as provided in this Section 9.1, each Party will own all inventions (and Patents that claim such inventions) solely invented by or on behalf of it and/or its Affiliates and/or their respective employees, agents and independent contractors in the course of conducting its activities under this Agreement (collectively, “Sole Inventions”). All inventions invented jointly by employees, Affiliates, agents, or independent contractors of each Party in the course of conducting its activities under this Agreement (collectively, “Joint Inventions”) and Joint Patents will be owned jointly by the Parties. Notwithstanding the foregoing, any Sole Inventions or Joint Inventions that: (a) are invented after the Effective Date, and (b) pertain to modifications to any Substrates or Masks, shall be solely owned by CytomX (“Mask/Substrate Inventions”). Subject to a Party’s obligations under applicable terms of this Agreement (e.g., licenses granted hereunder, confidentiality obligations, etc.) with respect to same, any Information generated during or resulting from a Party’s activities under this Agreement may be used by such Party for any purpose. Notwithstanding the foregoing, use of Information pertaining to either (x) [***] by CytomX or (y) [***] by BMS, as applicable, shall be limited solely to the performance of activities in furtherance of a Party’s rights and obligations under this Agreement.

CytomX shall own all Inventions and Information pertaining solely to [***]. BMS shall own all Inventions and Information pertaining solely to [***] (such Inventions and Information, for avoidance of doubt, do not include Masks or Substrates). Such Inventions of each Party in the foregoing sentences shall be deemed the “Sole Inventions” of such Party. If BMS has developed or generated any Inventions pertaining solely to [***], BMS shall assign, and hereby assigns, to CytomX all of its right, title, and interest in and to any Invention(s) pertaining solely to [***]. Conversely, if CytomX has developed or generated any Inventions pertaining solely to a [***] (which for the avoidance of doubt, do not include Masks or Substrates), CytomX shall assign, and hereby assigns, to BMS all of its right, title, and interest in and to any Invention(s) pertaining solely to [***].

This Agreement will be understood to be a joint research agreement under 35 U.S.C. §103(c)(3) entered into for the purpose of researching, identifying and developing Compounds and Products under the terms set forth herein. Subject to the rights and licenses granted under this Agreement, it is understood that neither Party shall have any obligation to account to the other Party for profits, or to obtain any approval of the other Party to license, assign or otherwise exploit such Joint Inventions, by reason of joint ownership thereof, and each Party hereby waives any right it may have under the Applicable Law of any jurisdiction to require any such approval or accounting.

BMS shall assign, and does hereby assign, to CytomX such Patents, Know-How or other intellectual property rights as necessary to achieve ownership of Mask/Substrate Inventions as provided in this Section 9.1. BMS shall execute and deliver all documents and instruments reasonably requested by CytomX to evidence or record such assignment or to file for, perfect or enforce the assigned rights. BMS shall make its relevant employees, agents and independent contractors (and their assignments and signatures on such documents and instruments) reasonably available to CytomX for assistance in accordance with this Section 9.1 at no charge.

6.
Confidentiality. Section 12.1 is hereby deleted in its entirety and replaced with the following:

12.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party (the “Receiving Party”) agrees that, for the Term and for five (5) years thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any Confidential Information furnished to it by the other Party (the “Disclosing Party”) pursuant to this Agreement except for that portion of such Information that the Receiving Party can demonstrate by competent written proof:

(a) was already known to the Receiving Party or any of its Affiliates, other than under an obligation of confidentiality to the Disclosing Party, at the time of disclosure by the other Party;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement;

(d) is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party without obligations of confidentiality to the Disclosing Party with respect thereto; or

(e) is subsequently independently discovered or developed by the Receiving Party or its Affiliate without the aid, application, or use of Confidential Information of the Disclosing Party, as demonstrated by documented evidence prepared contemporaneously with such independent development.

All Information generated by either Party in the Development of a Compound or Product after the Effective Date or licensed to BMS hereunder shall be treated as the Confidential Information of BMS. Notwithstanding the foregoing, Information that is generated by a Party pertaining solely to [***] or other Information that is CytomX Know-How (including, Masks and Substrates) shall be treated as the Confidential Information of CytomX.

7.
Miscellaneous. Except as expressly set forth herein, this Amendment shall not be construed to modify any of the Parties’ respective rights and obligations under the Agreement. This Amendment shall be construed and interpreted according to the laws of the State of Delaware, without regard to conflicts of laws principles. This Amendment may be executed in more than one counterpart, each of which shall be deemed to be an original but all of which taken together shall be deemed a single instrument. An electronic signature or facsimile transmission of the signed Amendment will be legal and binding on both Parties. This Amendment shall be incorporated into and shall, as of the Amendment No 3 Effective Date, form part of the Collaboration Agreement between the Parties.

[signature page follows]

In Witness Whereof, the Parties have caused this Amendment to be executed by their duly authorized representatives effective as of the Amendment No 3 Effective Date.

CytomX THERAPEUTICS, INC. BRISTOL-MYERS SQUIBB Company

By: /s/ Lloyd Rowland By: /s/ Amos J. Sanches

Name: Lloyd Rowland Name: Amos J. Sanches

Title: SVP, General Counsel Title: Director, Global Alliances